Stock Fund

(Closed to New Investors)

Established 1965

First Quarter Report

March 31, 2004

2004

Letter to Our Shareholders	1
Ten Years of Investment Performance	2
Fund Information	3
Portfolio of Investments	4
Officers and Trustees	7

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the

Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts

02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street

40th Floor

San Francisco, California

94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views,

opinions and portfolio holdings

as of March 31, 2004, the end of

the reporting period. The information

provided is not a complete analysis of every

aspect of any industry, security or the Fund.

The Fund’s portfolio composition may change

depending on market and economic conditions.

Although historical performance is

no guarantee of future results, these

insights may help you understand

our investment management

philosophy.

03/04 SF RPT        Printed on recycled paper

To Our Shareholders

The Dodge & Cox Stock Fund had a total return of 5.0% for the first quarter of 2004, compared to a total return of 1.7% for the Standard & Poor’s Index (S&P 500). For the year ended March 31, 2004 the Fund had a total return of 46.6%, compared to a total return of 35.1% for the S&P 500. The Fund had total assets of $34.6 billion at quarter-end and a cash position of 9.8%.

With the dramatic increase in stock prices over the past year, the market is selling at a high valuation level. While we are pleased to have seen such strong short-term returns, we believe future investment returns will be lower than they have been over the past decade. We encourage the Fund’s shareholders to invest for the long-term, and not to concentrate on recent, short-term performance.

First Quarter Performance Review

Strong earnings and low interest rates encouraged investors and stimulated increased merger activity, all of which contributed to increased valuations during the first quarter. In this positive environment, the Fund performed well in the quarter, both on an absolute basis and relative to the S&P 500. Positive contributors to relative results in the first quarter included:

•	Strong performance from the Fund’s holdings (e.g., Sony up 21%, and May Department Stores up 20%) in the Consumer Discretionary sector, combined with a higher relative weighting (19.7% versus 10.9% weighting for the S&P 500) in this economically diverse sector.
•	Strong individual contributors in a number of industries included: AT&T Wireless Services (up 70% in the wake of Cingular’s proposed acquisition of the company), Motorola (up 26%), Amerada Hess (up 23%), Capital One Financial (up 23%), and Bank One (up 21% after agreeing to merge with J.P. Morgan Chase).

Partially offsetting these positive factors, the Fund’s higher relative weighting in the Materials sector (8.0% versus 3.0% weighting for the S&P 500) detracted from performance results, as this was a weak area of the Fund (e.g., Alcoa and Rio Tinto each declined by 8%). The Fund’s cash position also hindered the quarter’s performance relative to the S&P 500.

Strategy—Driven by Individual Stock Selection

The Fund’s portfolio is constructed one security at a time, based on Dodge & Cox’s view of the long-term fundamentals for each company and its current valuation. We are now spending a great deal of time attempting to understand the factors contributing to each holding’s sales and earnings prospects in the 2007-2008 time frame. This involves an analysis of internal factors, such as a company’s management team or new product efforts, as well as external factors such as anticipated regulatory or technology changes. Our analysis comes from reading financial reports and talking with the management of each company about its business prospects. In addition, we discuss these topics with competitors, suppliers and customers so that we have a more complete view of the challenges and opportunities facing a company. In each case, we compare a company’s long-term fundamentals to the market’s expectations, which are embedded in its stock price. As prices and fundamentals change, we reassess our investment thesis. Purchases and sales are considered one company at a time, but maintaining a well diversified portfolio is managed continuously.

Throughout the last year, investors have become more enthusiastic about the expanding economy and improving profitability among U.S. corporations. A number of economically sensitive companies have increased in value more rapidly during the last twelve months than those of less economically sensitive companies. Compared to a year ago, the Fund’s weightings are lower in the economically sensitive Materials, Energy and Industrials sectors. At the same time, additions have been made to the Fund’s Health Care (e.g., Cardinal Health), Telecommunication Services (e.g., AT&T) and Utilities (e.g., Duke Energy) holdings—sectors of the market that are sometimes regarded as less economically sensitive. These changes don’t reflect our view of the current macroeconomic cycle, but rather reflect our view of each company’s valuation relative to long-term earnings prospects.

Opportunities in Foreign Companies

We have been finding more opportunities in foreign companies, whose stocks trade in the U.S. (primarily in American Depository Receipt (ADR) form). The Funds’ prospectus requires that the Fund’s foreign companies must trade in U.S. dollars, and can represent no more than 20% of the Fund’s assets. As the global economy becomes increasingly integrated, we believe it is important to develop global coverage of potential investments and to explore global opportunities for the portfolio. In the 1990s, we began to extend our investment research outside the United States. At the end of 1995, the foreign stock component of the Fund was only 6%. As U.S. equity market valuations ascended in the late 1990s, we found an increased number of attractive opportunities overseas, and by the end of 1999 foreign stocks rose to 12% of the Fund. As the U.S. stock market declined in 2000, the percentage of the Fund held in foreign stocks decreased to 6% at the end of that year. Our investment decisions, whether for U.S. or foreign stocks, result from the same philosophy: focus on the fundamental profit outlook of a company over a three-to-five year time horizon, and utilize a strong price discipline. The Fund’s weighting in foreign stocks stood at 13% as of March 31, 2004, but in the future that number may increase toward the Fund’s upper limit of 20%, or move lower as opportunities change.

1 / Dodge & Cox Stock Fund

Dodge & Cox Stock Fund / 2

EDS—Industry Leader in a Turnaround

In addition to finding opportunities outside the U.S., we continue to find interesting investments in “out of favor” companies. A current example would be Electronic Data Systems (EDS), which we discuss in order to illustrate our investment process, not because we view it as more attractive than the other 81 holdings in the Fund. We owned EDS in the late 1990s and sold it at various times between 1999 and 2001. In 2002, EDS had a series of earnings disappointments. Investors became increasingly concerned about a large contract with the U.S. Navy and the company’s long-term prospects under the management at the time. EDS replaced its top management and changed its strategy, and is now focused on reducing costs and narrowing its lines of business to increase profitability. A challenge for the company is the overcapacity in the technology consulting and outsourcing services field, which has resulted in competitive pricing for contract renewals and new bids. We began to invest again in EDS in late 2002 and continued to add to the position in the first quarter of 2004. Although EDS faces significant challenges to its business, we believe management is making the right strategic decisions and executing their strategy, and that the probabilities for improvement may favor the patient, long-term investor.

In Closing

The Stock Fund closed to new investors on January 16, 2004. It remains open to current Stock Fund shareholders who wish to add to their existing Fund accounts. This action was taken in order to slow the volume and pace of cash flows into the Fund, which accelerated during the course of 2003.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

May 3, 2004

Ten Years of Investment Performance

through March 31, 2004 (in thousands)

Average annual total return for periods ended March 31, 2004

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Stock Fund	46.64%	12.69%	16.07%	15.75%
S&P 500	35.09	(1.19)	11.68	13.22

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a widely recognized, unmanaged index of common stock prices. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Dodge & Cox Stock Fund / 2

Fund Information	March 31, 2004

General Information

Net Asset Value Per Share	$118.72
Total Net Assets (millions)	$34,575
30-Day SEC Yield[1]	1.21%
2003 Expense Ratio	0.54%
2003 Portfolio Turnover	8%
Fund Inception Date	1965

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 23 years.

Asset Allocation

Stock Characteristics	Fund	S&P 500

Number of Stocks	82	500
Median Market Capitalization (billions)	$13	$9
Weighted-Average Market Cap. (billions)	$30	$89
Price-to-Earnings Ratio[2]	17x	18x
Price-to-Book Value	2.0x	3.1x
Foreign Stocks[3] (% of Fund)	12.8%	0.0%

Ten Largest Holdings

AT&T	2.8%
AT&T Wireless	2.8
Hewlett-Packard	2.4
Bank One	2.4
Sony ADR (Japan)	2.3
HCA—The Healthcare Company	2.3
Comcast	2.3
News Corp. Ltd., Pref. ADR (Australia)	2.2
Dow Chemical	2.1
Time Warner	2.0

Sector Diversification	Fund	S&P 500

Consumer Discretionary	19.7%	10.9%
Financials	16.9	21.3
Information Technology	11.3	17.1
Health Care	9.7	13.3
Energy	8.9	6.0
Materials	8.0	3.0
Telecommunication Services	5.6	3.6
Industrials	5.4	10.4
Utilities	2.8	3.0
Consumer Staples	1.9	11.4

1   SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.

2   The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items. The S&P 500’s P/E ratio is calculated by Standard & Poor’s and uses an aggregated estimate of forward earnings.

3   All U.S. dollar-denominated.

3 / Dodge & Cox Stock Fund

Portfolio of Investments	March 31, 2004

% of Fund
COMMON STOCKS:	88.0%
CONSUMER DISCRETIONARY:	17.5%
CONSUMER DURABLES & APPAREL:	5.7%
Sony Corp. ADR (b) (Japan)	2.3
Matsushita Electric Industrial Co., Ltd. ADR (b) (Japan)	1.2
Eastman Kodak Co.	0.8
VF Corp.	0.7
Whirlpool Corp.	0.7
MEDIA:	4.3%
Comcast Corp. (a)	2.3
Time Warner Inc. (a)	2.0
RETAILING:	3.1%
May Department Stores Co.	1.6
Nordstrom, Inc.	0.6
Gap, Inc.	0.6
Dillard’s, Inc. Class A	0.3
HOTELS, RESTAURANTS & LEISURE:	2.2%
McDonald’s Corp.	2.0
InterContinental Hotels Group PLC ADR (b) (United Kingdom)	0.2
AUTOMOBILES & COMPONENTS:	1.3%
Delphi Automotive Systems Corp.	1.0
Honda Motor Co. Ltd. ADR (b) (Japan)	0.3
TRADING COMPANIES & DISTRIBUTORS:	0.9%
Genuine Parts Co.	0.9
FINANCIALS:	16.9%
BANKS:	6.0%
Bank One Corp.	2.4
Golden West Financial Corp.	1.4
Wachovia Corp.	1.2
Wells Fargo & Co.	1.0
INSURANCE:	5.3%
Loews Corp.	1.3
St. Paul Companies, Inc.	1.1
Chubb Corp.	1.0
Torchmark Corp.	0.7
UNUMProvident Corp.	0.5
SAFECO Corp.	0.4
MBIA, Inc.	0.3
DIVERSIFIED FINANCIALS:	3.0%
Capital One Financial Corp.	1.8
CIT Group, Inc.	1.2
REAL ESTATE:	2.6%
Equity Office Properties Trust	1.6
Equity Residential Properties Trust	1.0

% of Fund
INFORMATION TECHNOLOGY:	11.3%
TECHNOLOGY HARDWARE & EQUIPMENT:	7.5%
Hewlett-Packard Co.	2.4
Xerox Corp. (a)	1.8
Motorola, Inc.	1.1
NCR Corp. (a)	0.6
Thermo Electron Corp. (a)	0.6
Avaya, Inc. (a)	0.6
Storage Technology Corp. (a)	0.4
SOFTWARE & SERVICES:	3.8%
Electronic Data Systems	1.9
Computer Sciences Corp. (a)	1.3
Compuware Corp. (a)	0.4
BMC Software, Inc. (a)	0.2
HEALTH CARE:	9.7%
HEALTH CARE EQUIPMENT & SERVICES:	6.0%
HCA-The Healthcare Company	2.3
Cardinal Health, Inc.	1.8
WellPoint Health Networks, Inc. (a)	1.3
Becton, Dickinson & Co.	0.6
PHARMACEUTICALS & BIOTECHNOLOGY:	3.7%
Schering-Plough Corp.	1.9
Pfizer Inc.	0.8
Bristol-Myers Squibb Co.	0.5
Wyeth	0.5
ENERGY:	8.9%
ChevronTexaco Corp.	1.7
Unocal Corp.	1.5
ConocoPhillips	1.4
Occidental Petroleum Corp.	1.3
Amerada Hess Corp.	1.1
Baker Hughes, Inc.	1.0
Shell Transport & Trading Co. PLC ADR (b) (United Kingdom)	0.9
MATERIALS:	8.0%
CHEMICALS:	6.0%
Dow Chemical Co.	2.1
Akzo Nobel N.V. ADR (b) (Netherlands)	1.6
Rohm and Haas Co.	0.8
Syngenta A.G. ADR (b) (Switzerland)	0.5
Engelhard Corp.	0.5
NOVA Chemicals Corp. (b) (Canada)	0.4
Lubrizol Corp.	0.1
METALS AND MINING:	1.5%
Rio Tinto PLC ADR (b) (United Kingdom)	0.9
Alcoa, Inc.	0.6
PAPER AND FOREST PRODUCTS:	0.5%
International Paper Co.	0.5

Dodge & Cox Stock Fund / 4

Portfolio of Investments	March 31, 2004

% of Fund
TELECOMMUNICATION SERVICES:	5.6%
AT&T Corp.	2.8
AT&T Wireless Services, Inc. (a)	2.8
INDUSTRIALS:	5.4%
TRANSPORTATION:	2.9%
Union Pacific Corp.	1.6
FedEx Corp.	1.3
CAPITAL GOODS:	1.3%
Masco Corp.	0.8
Fluor Corp.	0.5
COMMERCIAL SERVICES & SUPPLIES:	1.2%
Pitney Bowes, Inc.	0.7
R.R. Donnelley & Sons Co.	0.5
UTILITIES:	2.8%
Duke Energy Corp.	1.3
American Electric Power Co., Inc.	0.7
Scottish Power PLC ADR (b) (United Kingdom)	0.4
TXU Corp.	0.3
FirstEnergy Corp.	0.1
CONSUMER STAPLES:	1.9%
FOOD, BEVERAGE AND TOBACCO:	1.9%
Unilever N.V. (b) (Netherlands)	1.9
PREFERRED STOCKS:	2.2%

CONSUMER DISCRETIONARY:	2.2%
MEDIA:	2.2%
News Corp. Ltd., Preferred Limited Voting Ordinary Shares ADR (b) (Australia)	2.2

SHORT-TERM INVESTMENTS:	9.6%

OTHER ASSETS LESS LIABILITIES:	0.2%

TOTAL NET ASSETS:	100.0%

(a)	Non-income producing
(b)	Foreign securities denominated in U.S. Dollars

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

5 / Dodge & Cox Stock Fund

THIS PAGE INTENTIONALLY LEFT BLANK

Dodge & Cox Stock Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Vice President, Secretary & General Counsel, Dodge & Cox

International

Stock Fund

Established 2001

First Quarter Report

March 31, 2004

2004

Letter to Our Shareholders	1
Investment Performance	2
Fund Information	3
Portfolio of Investments	4
Officers and Trustees	7

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the

Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts

02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street

40th Floor

San Francisco, California

94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views,

opinions and portfolio holdings

as of March 31, 2004, the end of

the reporting period. The information

provided is not a complete analysis of every

aspect of any industry, security or the Fund.

The Fund’s portfolio composition may change

depending on market and economic conditions.

Although historical performance is

no guarantee of future results, these

insights may help you understand

our investment management

philosophy.

03/04 ISF RPT        Printed on recycled paper

To Our Shareholders

The Dodge & Cox International Stock Fund had a total return of 7.7% for the first quarter of 2004, compared to a total return of 4.3% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. For the year ended March 31, 2004 the Fund had a total return of 82.3%* compared to the total return of 57.5% for the MSCI EAFE. Since inception on May 1, 2001, the Fund had an annualized total return of 9.4%* compared to 1.2% for the MSCI EAFE. The Fund had total assets of $1.1 billion at quarter-end and a cash position of 5%.

Performance Review

Most of the world’s equity markets continued their upward move in the first quarter and posted very strong results for the year ended March 31. We want to caution you that the extraordinary returns for the Fund and the MSCI EAFE over the past year are highly unlikely to be repeated in the near future. We encourage the Fund’s shareholders to invest for the long-term, and not to concentrate on recent, short-term performance. The results of the past twelve months reflected two “catch-up” moves: world equity markets were up after three years of decline, and the U.S. dollar dropped sharply following several years of strength (all else being equal, when the dollar declines, foreign securities increase in value in dollar terms). Key factors in the International Stock Fund’s strong absolute returns and favorable returns relative to the MSCI EAFE during the first quarter were:

•	Strong performance from the Fund’s Japan-based holdings, which were up 21% on average, compared to the 15% return for the Japanese companies in the MSCI EAFE. Aderans, a Japanese wig-maker, and Sony, a global consumer-electronics company, were individual holdings that especially helped results. Readers of our quarterly letters will recall that Aderans hurt results in the fourth quarter of 2003, as did Sony in the second quarter of 2003.

•	Strong performance from the Fund’s holdings in the Energy, Industrials and Technology sectors. Nortel (up 40%) was a standout. We trimmed Nortel during the quarter as this price appreciation translated into a higher overall valuation.

Partially offsetting these positive factors, selected individual investments hurt results: Seiko Epson (down 13%), Fresenius Medical Care (down 10%) and Fiat (down 11%).

Bottom-Up Company Research Yields Top-Down Views

We construct the Fund one security at a time from the “bottom-up”, based on individual company research by global sector analysts, and as such, we do not have a global allocation strategy. This is in contrast to a “top-down” approach in which macro-economic forecasts drive asset allocation decisions on a geographic and industry sector basis. In our approach, the macro-economy does matter, but it is only one of many variables which must be considered in making an investment decision. We believe that focusing our efforts on owning individual businesses with attractive valuations in relation to potential future earnings, can result in our being invested in the “right” countries and industries from a macro perspective.

Japan is an example. Over more than a decade, the Japanese equity market continually sank, reflecting a weakening economic picture and a glacial pace of change at both the government and corporate level. There were few external signs that the economy might be finally turning positive. It would be fair to say that we would have found it difficult to invest in Japan based on a macro forecast.

Unsurprisingly, the valuations of many companies in the Japanese market declined substantially and reflected significant pessimism about future profitability and growth prospects. Our industry analysts, however, were finding numerous investment candidates in Japan that were attractively valued with strong balance sheets and robust operations, even in a deflationary environment. Opportunities to grow earnings and cash flow arose in some cases because of large operations outside of Japan—as with Sony and Honda—and in other cases because of dominant market positions in an environment that weaker competitors could not withstand—as with Mitsubishi Tokyo Financial Group or Kuraya Sanseido, a leading pharmaceutical wholesaler.

Consequently, based on our individual company research, we were increasing the Fund’s investments in Japan at a time when most investors were not, given the discouraging macro-view. The Fund benefited from these investments when Japanese stock prices recently started to rise, reflecting expectations that the economy is turning up and deflation may be coming to an end. At present, we are mindful of the change in market expectations as we evaluate each of the Fund’s individual holdings.

1 / Dodge & Cox International Stock Fund

Strategy

Looking back on the first quarter, we invested a meaningful percentage of the Fund’s new cash in Europe (broadly defined as Continental Europe, the United Kingdom and Scandinavia). This is the end product of where we have been finding investment value. We believe that this valuation opportunity stems largely from legitimate and well publicized concerns about a strong currency eroding the competitive position of many European businesses, forecasts of low or no economic growth in the region and discomfiting corporate and political governance. Against this backdrop, our analysts have been identifying more investment opportunities in the region. All six of the Fund’s new investments in the first quarter were in European-based companies:

•	Royal Dutch Petroleum (Netherlands): a global integrated oil company
•	Yara International (Norway): a global fertilizer company spun out of Norsk Hydro
•	Nexans (France): an electrical and communications cable manufacturer
•	Volvo (Sweden): a global truck and construction equipment manufacturer
•	Royal Bank of Scotland (United Kingdom): a global bank
•	Vodafone Group (United Kingdom): a global wireless services company

There are specific reasons for each of these investments. One general observation is that each of these companies has substantial operations outside Europe. Thus it could be the case that against a backdrop of general pessimism, the potential for earnings growth is higher than the valuations would suggest. In the meantime, each of these companies is generating attractive levels of free cash flow (cash flow after capital spending and dividends), or excess capital in the case of Royal Bank of Scotland.

In Closing

Thank you for the continued confidence you have placed in our firm as a shareholder of the International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

May 3, 2004

Investment Performance

through March 31, 2004 (in thousands)

Average annual total return for periods ended March 31, 2004

	1 Year	Since Inception (5/1/01)

Dodge & Cox International Stock Fund*	82.27%	9.39%
MSCI EAFE	57.51	1.17

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

* For	the fiscal years ending December 31, 2001 through 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. Expense reimbursements were paid since the Fund’s inception through June 30, 2003, but have not been required after this point as assets in the Fund increased and the Fund’s ratio of expenses to average net assets fell below 0.90%. Without reimbursement, returns for the Fund would have been lower.

The	Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

Risks of International Investing: Foreign investing, especially in developing countries,

has special risks such as currency and market volatility and political and social instability.

These and other risk considerations are

discussed in the Fund’s prospectus.

Dodge & Cox International Stock Fund / 2

Fund Information	March 31, 2004

General Information

Net Asset Value Per Share	$25.29
Total Net Assets (millions)	$1,147
30-Day SEC Yield[1]	1.07%
2003 Expense Ratio[2]	0.82%
2003 Turnover Ratio	11%
Fund Inception Date	May 1, 2001

Investment Manager:  Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 17 years.

Asset Allocation

Stock Characteristics	Fund	MSCI EAFE

Number of Stocks	57	1,005

Median Market Capitalization (billions)	$9	$3

Weighted Average Market Cap. (billions)	$29	$40

Price-to-Earnings Ratio[3]	15x	17x

Price-to-Book Value	1.7x	2.0x

Ten Largest Holdings

Sony ADR (Japan)	2.9%
Aderans (Japan)	2.8
Total (France)	2.8
Banco Santander Central Hispano (Spain)	2.8
Royal Dutch Petroleum (Netherlands)	2.8
Akzo Nobel (Netherlands)	2.5
News Corp. Ltd., Pref. (Australia)	2.5
Standard Bank Group, Ltd. (South Africa)	2.5
KT Corp. ADR (South Korea)	2.5
Lafarge S.A. (France)	2.4

Region Diversification	Fund	MSCI EAFE

Europe (excluding United Kingdom)	39.7%	43.6%

Japan	20.8	23.6

United Kingdom	13.7	25.0

Pacific (excluding Japan)	8.4	7.8

Latin America	7.6	0.0

Africa	2.5	0.0

Canada	2.3	0.0

Sector Diversification	Fund	MSCI EAFE

Consumer Discretionary	19.3%	13.0%
Financials	19.1	26.7
Materials	16.6	6.6
Energy	9.7	7.8
Consumer Staples	8.3	8.5
Industrials	7.7	9.3
Telecommunication Services	4.1	7.4
Information Technology	3.8	7.4
Health Care	3.3	8.5
Utilities	3.1	4.8

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	For the fiscal years ending December 31, 2001 through 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. Without reimbursement, the expense ratio for the year ended December 31, 2003 would have been 0.84%.
[3]	Price-to-earnings ratio is calculated using fiscal year-end earnings and excludes extraordinary items.

3 / Dodge & Cox International Stock Fund

Portfolio of Investments	March 31, 2004

% of Fund
COMMON STOCKS:	85.0%
FINANCIALS:	16.8%
BANKS:	16.1%
Banco Santander Central Hispano (Spain)	2.8
Standard Bank Group, Ltd. (South Africa)	2.5
Kookmin Bank ADR (b) (South Korea)	2.3
Danske Bank (Denmark)	2.3
Mitsubishi Tokyo Financial Group, Inc. ADR (b) (Japan)	2.0
Standard Chartered PLC (United Kingdom)	1.6
Royal Bank of Scotland Group PLC (United Kingdom)	1.4
Banco Latinoamericano de Exportaciones ADR (b) (Panama)	0.9
DBS Group Holdings Ltd. (Singapore)	0.3
DIVERSIFIED FINANCIALS:	0.7%
Euler & Hermes (France)	0.7
CONSUMER DISCRETIONARY:	16.8%
CONSUMER DURABLES & APPAREL:	8.9%
Sony Corp. ADR (b) (Japan)	2.9
Electrolux A.B. (Sweden)	2.2
Matsushita Electric Industrial Co., Ltd. ADR (b) (Japan)	1.5
Consorcio Ara S.A. (a) (Mexico)	1.3
Makita Corp. (Japan)	1.0
AUTOMOBILES & COMPONENTS:	6.0%
Honda Motor Co. Ltd. ADR (b) (Japan)	2.3
Suzuki Motor Corp. (Japan)	2.0
Fiat SPA ADR (a, b) (Italy)	1.7
HOTELS, RESTAURANTS & LEISURE:	1.9%
H.I.S. Co., Ltd. (Japan)	1.4
InterContinental Hotels Group PLC (United Kingdom)	0.5
MATERIALS:	16.6%
CHEMICALS:	12.4%
Akzo Nobel N.V. (Netherlands)	2.5
Givaudan (Switzerland)	1.8
BASF A.G. (Germany)	1.8
Imperial Chemical Industries PLC (United Kingdom)	1.7
NOVA Chemicals Corp. (Canada)	1.7
Syngenta A.G. ADR (b) (Switzerland)	1.3
Kemira OYJ (Finland)	1.1
Yara International A.S.A. (Norway)	0.5
CONSTRUCTION MATERIALS:	2.4%
Lafarge S.A. (France), various securities	2.4
METALS AND MINING:	1.8%
Rio Tinto PLC (United Kingdom)	1.0
BHP Billiton Ltd. (Australia)	0.8
CONSUMER STAPLES:	8.3%
FOOD, BEVERAGE AND TOBACCO:	5.5%
Unilever N.V. (b) (Netherlands)	1.9
Nestle S.A. (Switzerland)	1.9
Kikkoman Corp. (Japan)	1.7
PERSONAL PRODUCTS:	2.8%
Aderans Co. (Japan)	2.8
INDUSTRIALS:	7.7%
CAPITAL GOODS:	5.3%
Kidde PLC (United Kingdom)	2.2

% of Fund
CNH Global N.V. (b) (Netherlands)	1.5
Volvo A.B. (Sweden)	1.1
Sulzer A.G. (Switzerland)	0.5
AEROSPACE & DEFENSE:	1.6%
Rolls-Royce Group PLC (United Kingdom)	1.6
ELECTRONIC EQUIPMENT & INSTRUMENTS:	0.8%
Nexans (France)	0.8
ENERGY:	7.6%
Total (France)	2.8
Royal Dutch Petroleum Co. (Netherlands) (b)	2.8
Norsk Hydro A.S.A. ADR (b) (Norway)	0.9
Stolt Offshore S.A. ADR (a, b) (Norway)	0.9
Stolt Offshore Rights (a, b) (Norway)	0.2
TELECOMMUNICATION SERVICES:	4.1%
KT Corp. ADR (b) (South Korea)	2.5
Vodafone Group PLC ADR (b) (United Kingdom)	1.6
INFORMATION TECHNOLOGY:	3.8%
TECHNOLOGY HARDWARE & EQUIPMENT:	3.8%
Seiko Epson Corp. (Japan)	2.0
Oce N.V. (Netherlands)	1.2
Nortel Networks Corp. (a, b) (Canada)	0.6
UTILITIES:	2.1%
Scottish Power PLC ADR (b) (United Kingdom)	2.1

HEALTH CARE:	1.2%
HEALTH CARE EQUIPMENT & SERVICES:	1.2%
Kuraya Sanseido (Japan)	1.2

PREFERRED STOCKS:	10.0%
CONSUMER DISCRETIONARY:	2.5%
MEDIA:	2.5%
News Corp. Ltd., Preferred Limited Voting Ordinary Shares (Australia)	2.5
FINANCIALS:	2.3%
BANKS:	2.3%
Uniao de Bancos Brasileiros Sponsored GDR (b) (Brazil)	2.3
ENERGY:	2.1%
Petroleo Brasileiro S.A. ADR (b) (Brazil)	2.1
HEALTH CARE:	2.1%
HEALTH CARE EQUIPMENT & SERVICES	2.1%
Fresenius Medical Care (Germany)	2.1
UTILITIES:	1.0%
Ultrapar Participacoes S.A. ADR (b) (Brazil)	1.0

CASH EQUIVALENTS:	5.1%

OTHER ASSETS LESS LIABILITIES:	(0.1)%

TOTAL NET ASSETS:	100.0%
(a)	Non-income producing
(b)	Securities denominated in U.S. Dollars

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

Dodge & Cox International Stock Fund / 4

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5 / Dodge & Cox International Stock Fund

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Dodge & Cox International Stock Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Vice President, Secretary & General Counsel, Dodge & Cox

Balanced Fund

Established 1931

First Quarter Report

March 31, 2004

2004

Letter to Our Shareholders	1
Ten Years of Investment Performance	2
Fund Information	3
Portfolio of Investments	4
Officers and Trustees	7

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the

Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts

02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street

40th Floor

San Francisco, California

94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views,

opinions and portfolio holdings

as of March 31, 2004, the end of

the reporting period. The information

provided is not a complete analysis of every

aspect of any industry, security or the Fund.

The Fund’s portfolio composition may change

depending on market and economic conditions.

Although historical performance is

no guarantee of future results, these

insights may help you understand

our investment management

philosophy.

03/04 BF RPT       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Balanced Fund had a total return of 4.0% for the first quarter of 2004, compared to the 2.1% return for the Combined Index1. For the year ended March 31, 2004 the Fund had a total return of 33.3%, compared to the total return of 22.6% for the Combined Index. At quarter-end, the Fund’s total net assets of $15.8 billion were invested in 58% stocks, 26% fixed-income securities and 16% cash equivalents.

While we are pleased to have seen such strong short-term returns, we believe future investment returns will be lower than they have been over the past decade. We encourage the Fund’s shareholders to invest for the long-term, and not to concentrate on recent, short-term performance.

First Quarter Performance Review

Strong earnings and low interest rates encouraged investors and stimulated increased merger activity, all of which contributed to positive equity returns and increased equity valuations during the first quarter. In this positive environment, the equity portion of the Fund outperformed the S&P 500’s 1.7% first quarter return. Positive contributors to relative results in the first quarter included: 1) the Fund’s investment in AT&T Wireless Services, which was up 70% in the wake of Cingular’s proposed acquisition of the company; 2) strong performance from the portfolio’s holdings in the Consumer Discretionary sector (e.g., Sony, up 21% and May Department Stores, up 20%), combined with a higher relative weighting; and 3) strong individual contributors across a variety of industries including Motorola (up 26%), Amerada Hess (up 23%), Capital One Financial (up 23%), and Bank One (up 21% after agreeing to merge with J.P. Morgan Chase). Partially offsetting these positive factors, the Fund’s higher relative weighting in the Materials sector detracted from performance results, as this was a weak area of the market (e.g., Alcoa and Rio Tinto each declined by 8% in the quarter).

The fixed-income portion of the Fund underperformed the LBAG’s 2.7% first quarter return. The fixed-income portfolio’s duration2 position (3.8 years compared to 4.3 years for the LBAG) was the most significant detriment to relative performance in the first quarter. Nevertheless, we have confidence that this positioning is appropriate and believe that it will ultimately prove to be an important contributor to the fixed-income portfolio’s performance relative to the LBAG.

Fixed-Income Strategy

Today’s low yields and steeply sloped yield curve create a challenging environment for fixed-income investing. Longer-term bonds offer somewhat higher yields, but face significant price declines if interest rates were to rise. Shorter-term bonds have less price risk, but offer yields so low that in many cases they do not exceed the current rate of inflation. Importantly, the low overall level of yields provides minimal income cushion to a bond portfolio against the price declines associated with rising rates.

We believe there is a significant risk that interest rates will move higher over the near-to-intermediate term given an accommodative monetary policy, significant fiscal stimulus, further evidence of a strengthening U.S. economy and indications of potentially higher future inflation. To mitigate this risk, and the associated price declines facing long-term bonds, we have concentrated the Fund’s fixed-income investments in short and intermediate securities. This positioning leaves the fixed-income portfolio with a shorter overall duration, and a somewhat lower yield, than its LBAG benchmark. From a total return perspective, the practical implications of this are that we believe that the fixed-income portfolio will likely return less than the LBAG in the event of a further decline in interest rates, but should be less market value sensitive to changes in the general level of interest rates.

In addition to “shortening” the fixed-income portfolio, we have increased the Fund’s cash position to 16%, while lowering the Fund’s fixed-income allocation to 26%. The Fund’s historically high cash position hindered first quarter’s absolute performance, but should help the Fund preserve principal in a rising interest rate environment.

In regards to sector and security selection strategy, we continue to emphasize corporate and mortgage-backed securities to build a higher yield and greater long-term return potential for the fixed-income portfolio. Within the corporate sector we added to existing holdings such as Amerada Hess, Comcast, Dow, UnumProvident, and Wyeth. In the mortgage sector we continue to find value in seasoned, agency-backed 15-year mortgage pass-throughs and re-performing mortgages. We believe these mortgage holdings add to the defensive properties of the portfolio, as they generally exhibit relatively stable prepayment characteristics in changing interest rate environments.

Strategy—Driven by Individual Stock Selection

The Fund’s equity portfolio is constructed one security at a time, based on Dodge & Cox’s view of the long-term fundamentals for each company and its current valuation. We are now spending a great deal of time attempting to understand the factors contributing to each holding’s sales and earnings prospects in the 2007-2008 time frame. This involves an analysis of internal factors, such as a company’s management team or new product efforts, as well as external factors such as anticipated regulatory or technology changes. Our analysis comes from reading the financial reports and talking with the management of each company about their business prospects. In addition, we discuss these topics with competitors, suppliers and customers so that we have a more complete view of the challenges and opportunities facing a company. In each case, we compare a company’s long-term fundamentals to the market’s expectations, which are embedded in its stock price. As prices and fundamentals change, we reevaluate our investment thesis. Purchases and sales are considered one company at a time, but maintaining a well diversified portfolio is managed continuously.

1 / Dodge & Cox Balanced Fund

Throughout the last year, investors have become more enthusiastic about the expanding economy and improving profitability among U.S. corporations. A number of economically sensitive companies have increased in value more rapidly during the last twelve months than those of less economically sensitive companies. Compared to a year ago, the equity portfolio’s weightings are lower in the economically sensitive Materials, Energy and Industrials sectors. At the same time, additions have been made to the portfolio’s Health Care (e.g., Cardinal Health), Telecommunication Services (e.g., AT&T) and Utilities (e.g., Duke Energy) holdings—sectors of the market that are sometimes regarded as less economically sensitive. These changes don’t reflect our view of the current macroeconomic cycle, but rather reflect our view of each company’s valuation relative to long-term earnings prospects.

We have also been finding more opportunities in foreign companies, whose stocks trade in the U.S. (primarily in American Depository Receipt (ADR) form). The stocks of foreign companies represented 8% of the Fund as of quarter-end. As the global economy becomes increasingly integrated, it is important to develop global coverage of potential investments and to explore global opportunities for the portfolio. In the 1990s, we began to extend our investment research outside the United States. Our investment decisions, whether of U.S. or foreign stocks, are driven by the same philosophy: focus on the fundamental profit outlook of a company over a three-to-five year time horizon, and utilize a strong price discipline. The weighting of foreign stocks stood at 8% of the Fund as of March 31, 2004, but in the future that number may increase toward the upper limit of 20% of the Fund’s assets, or move lower as opportunities change.

In Closing

Thank you for the continued confidence you have placed in our firm as a shareholder of the Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

May 3, 2004

Ten Years of Investment Performance

through March 31, 2004 (in thousands)

Average annual total return for periods ended March 31, 2004

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	33.25%	11.65%	13.35%	13.80%
Combined Index	22.56	2.54	10.36	12.04
S&P 500	35.09	(1.19)	11.68	13.22
Lehman Brothers Aggregate Bond Index (LBAG)	5.40	7.29	7.54	9.50

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

[1]	The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a widely recognized, unmanaged index of common stock prices, and 40% of the Lehman Brothers Aggregate Bond Index (LBAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. The Fund may, however, invest up to 75% of its total assets in stocks.
[2]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.

Dodge & Cox Balanced Fund / 2

Fund Information

March 31, 2004

General Information

Net Asset Value Per Share	$75.42
Total Net Assets (millions)	$15,771
30-Day SEC Yield1	1.82%
2003 Expense Ratio	0.54%
2003 Portfolio Turnover	19%
Fund Inception Date	1931

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 23 years, and by the Fixed-Income Strategy Committee, whose ten members’ average tenure is 16 years.

Asset Allocation

Stock Portfolio (58.3% of Fund)
Number of Stocks	82
Median Market Capitalization	$13 billion
Price-to-Earnings Ratio2	17x
Price-to-Book Value	2.0x
Foreign Stocks[3] (% of Fund)	8.2%

Five Largest Sectors	% of Fund

Consumer Discretionary	12.7

Financials	11.4
Information Technology	7.2
Health Care	5.9
Energy	5.8
Ten Largest Stock Holdings	% of Fund

AT&T Wireless	1.8

AT&T	1.7
Bank One	1.5
Sony ADR (Japan)	1.5
Xerox	1.4
Dow Chemical	1.4
McDonald’s	1.4
Comcast	1.3
Hewlett-Packard	1.3
HCA—The Healthcare Company	1.3

Fixed-Income Portfolio (26.2% of Fund)
Number of Fixed-Income Securities	213
Average Quality[4]	AA–
Average Maturity	6.6 years
Effective Duration	3.8 years

Credit Quality Ratings[4]	% of Fund

U.S. Government & Government Agencies	15.5
Aaa/AAA	0.1
Aa/AA	0.0
A/A	1.4
Baa/BBB	7.5
Ba/BB	1.3
B/B and below	0.4

Sector Breakdown	% of Fund

U.S. Treasury and Government Agency	1.4
Mortgage-Backed Securities	14.2
Corporate	10.6

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
2	The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items.
3	All U.S. dollar-denominated.
4	For presentation purposes only: when a security is split-rated, the lower of either the Moody’s or Standard & Poor’s rating is reported.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments	March 31, 2004

% of Fund
COMMON STOCKS:	57.0%

CONSUMER DISCRETIONARY:	11.4%
CONSUMER DURABLES & APPAREL:	3.5%
Sony Corp. ADR (b) (Japan)	1.5
Matsushita Electric Industrial Co., Ltd. ADR (b) (Japan)	0.8
Eastman Kodak Co.	0.5
Whirlpool Corp.	0.4
VF Corp.	0.3

MEDIA:	2.6%
Comcast Corp. (a)	1.3
Time Warner, Inc. (a)	1.3

RETAILING:	2.1%
May Department Stores Co.	1.1
Gap, Inc.	0.5
Nordstrom, Inc.	0.3
Dillard’s, Inc. Class A	0.2

HOTELS, RESTAURANTS & LEISURE:	1.6%
McDonald’s Corp.	1.4
InterContinental Hotels Group PLC ADR (b) (United Kingdom)	0.2

AUTOMOBILES & COMPONENTS:	0.9%
Delphi Automotive Systems Corp.	0.7
Honda Motor Co. Ltd. ADR (b) (Japan)	0.2

TRADING COMPANIES & DISTRIBUTORS:	0.7%
Genuine Parts Co.	0.7
FINANCIALS:	11.4%
BANKS:	3.9%
Bank One Corp.	1.5
Golden West Financial Corp.	1.1
Wachovia Corp.	0.8
Wells Fargo & Co.	0.5

INSURANCE:	3.6%
Loews Corp.	0.9
St. Paul Companies, Inc.	0.8
Torchmark Corp.	0.6
Chubb Corp.	0.5
UNUMProvident Corp.	0.4
MBIA, Inc.	0.2
SAFECO Corp.	0.2

DIVERSIFIED FINANCIALS:	2.3%
Capital One Financial Corp.	1.2
CIT Group, Inc.	1.1

REAL ESTATE:	1.6%
Equity Office Properties Trust	1.0
Equity Residential Properties Trust	0.6

% of Fund
INFORMATION TECHNOLOGY:	7.2%
TECHNOLOGY HARDWARE & EQUIPMENT:	5.0%
Xerox Corp. (a)	1.4
Hewlett-Packard Co.	1.3
Motorola, Inc.	0.8
Thermo Electron Corp. (a)	0.5
NCR Corp. (a)	0.4
Avaya, Inc. (a)	0.3
Storage Technology Corp. (a)	0.3

SOFTWARE & SERVICES:	2.2%
Electronic Data Systems	1.1
Computer Sciences Corp. (a)	0.7
Compuware Corp. (a)	0.3
BMC Software, Inc. (a)	0.1
HEALTH CARE:	5.9%
HEALTH CARE EQUIPMENT & SERVICES:	3.6%
HCA-The Healthcare Company	1.3
Cardinal Health, Inc.	1.2
WellPoint Health Networks, Inc. (a)	0.7
Becton, Dickinson & Co.	0.4

PHARMACEUTICALS & BIOTECHNOLOGY:	2.3%
Schering-Plough Corp.	1.2
Pfizer Inc.	0.5
Bristol-Myers Squibb Co.	0.3
Wyeth	0.3
ENERGY:	5.8%
ChevronTexaco Corp.	1.0
Occidental Petroleum Corp.	1.0
ConocoPhillips	0.9
Unocal Corp.	0.9
Amerada Hess Corp.	0.7
Baker Hughes, Inc.	0.7
Shell Transport & Trading Co. PLC ADR (b) (United Kingdom)	0.6
MATERIALS:	5.3%
CHEMICALS:	3.9%
Dow Chemical Co.	1.4
Akzo Nobel N.V. ADR (b) (Netherlands)	1.0
Rohm and Haas Co.	0.5
Syngenta A.G. ADR (b) (Switzerland)	0.3
Engelhard Corp.	0.3
NOVA Chemicals Corp. (b) (Canada)	0.3
Lubrizol Corp.	0.1

METALS AND MINING:	1.1%
Rio Tinto PLC ADR (b) (United Kingdom)	0.7
Alcoa, Inc.	0.4

PAPER AND FOREST PRODUCTS:	0.3%
International Paper Co.	0.3

Dodge & Cox Balanced Fund / 4

Portfolio of Investments	March 31, 2004

% of Fund
COMMON STOCKS (continued)
TELECOMMUNICATION SERVICES:	3.5%
AT&T Wireless Services, Inc. (a)	1.8
AT&T Corp.	1.7

INDUSTRIALS:	3.5%
TRANSPORTATION:	1.8%
Union Pacific Corp.	1.0
FedEx Corp.	0.8

CAPITAL GOODS:	0.9%
Masco Corp.	0.5
Fluor Corp.	0.4

COMMERCIAL SERVICES & SUPPLIES:	0.8%
Pitney Bowes, Inc.	0.4
R.R. Donnelley & Sons Co.	0.4
UTILITIES:	1.9%
Duke Energy Corp.	0.8
American Electric Power Co., Inc.	0.5
TXU Corp.	0.3
Scottish Power PLC ADR (b) (United Kingdom)	0.2
FirstEnergy Corp.	0.1
CONSUMER STAPLES:	1.1%
FOOD, BEVERAGE AND TOBACCO:	1.1%
Unilever N.V. (b) (Netherlands)	1.1
PREFERRED STOCKS:	1.3%

CONSUMER DISCRETIONARY:	1.3%
MEDIA:	1.3%
News Corp. Ltd., Preferred Limited Voting Ordinary Shares ADR (b) (Australia)	1.3

FIXED-INCOME SECURITIES:	26.2%

U.S. TREASURY AND GOVERNMENT AGENCY:	1.4%

MORTGAGE-BACKED SECURITIES:	14.2%
FEDERAL AGENCY CMO AND REMIC (c):	2.3%
FEDERAL AGENCY MORTGAGE PASS-THROUGH:	11.8%
PRIVATE LABEL CMO & REMIC (c):	0.1%

CORPORATE:	10.6%
INDUSTRIAL:	7.3%
AT&T Corp., various securities	0.9
HCA-The Healthcare Company, various securities	0.7
Ford Motor Credit Co., various securities	0.7
GMAC, various securities	0.6
Wyeth, various securities	0.5
AOL Time Warner, Inc., various securities	0.5
May Department Stores Co., various securities	0.5
Comcast Corp. 5.30%, 1/15/2014	0.5

% of Fund
Dow Chemical Co., various securities	0.4
Time Warner Entertainment 8.375%, 7/15/2033	0.4
Amerada Hess Corp., various securities	0.3
Raychem Corp. 8.20%, 10/15/2008	0.2
Raytheon Co. 6.75%, 8/15/2007	0.2
Lockheed Martin Corp., various securities	0.2
Dillard’s, Inc., various securities	0.2
Hewlett-Packard Co. 5.50%, 7/1/2007	0.1
American Home Products Corp. 6.70%, 3/15/2011	0.1
Schering-Plough Corp. 5.30%, 12/1/2013	0.1
International Paper Co. 5.25%, 4/1/2016	0.1
Xerox Corp. 7.20%, 4/1/2016	0.1

FINANCE:	2.7%
EOP Operating Limited Partnership (d), various securities	0.5
CIGNA Corp., various securities	0.4
UNUMProvident Corp., various securities	0.3
Boston Properties, Inc., various securities	0.3
Safeco Corp. 7.25%, 9/1/2012	0.2
Bank One Capital III (e) 8.75%, 9/1/2030	0.2
St. Paul Companies, Inc. 8.125%, 4/15/2010	0.1
Health Net, Inc. 8.375%, 4/15/2011	0.1
CIT Group, Inc., various securities	0.1
BankAmerica Capital II (e) 8.00%, 12/15/2026	0.1
Citicorp Capital Trust I (e) 7.933%, 2/15/2027	0.1
Bank One Corp. 6.50%, 2/1/2006	0.1
Provident Companies, Inc. 7.25%, 3/15/2028	0.1
First Nationwide Bank 10.00%, 10/1/2006	0.1

TRANSPORTATION:	0.5%
Union Pacific Corp. 6.33%, 1/2/2020	0.3
Consolidated Rail Corp., various securities	0.2
FedEx Corp. 6.72%, 1/15/2022	0.0 (g)

UTILITIES:	0.1%
National Energy & Gas Transmission, Inc. (f), 5/16/2011	0.1

CASH EQUIVALENTS:	16.2%

OTHER ASSETS LESS LIABILITIES:	(0.7)%

TOTAL NET ASSETS:	100.0%
(a)	Non-income producing
(b)	Foreign securities denominated in U.S. Dollars
(c)	CMO: Collateralized Mortgage Obligation
REMIC: Real Estate Mortgage Investment Conduit
(d)	EOP Operating LP is the operating partnership of Equity Office Properties Trust
(e)	Cumulative Preferred Securities
(f)	Non-income producing—security in default. Company has filed for bankruptcy protection.
(g)	Rounds to 0.0%

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

5 / Dodge & Cox Balanced Fund

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Dodge & Cox Balanced Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Vice President, Secretary & General Counsel, Dodge & Cox

Income Fund

Established 1989

First Quarter Report

March 31, 2004

2004

Letter to Our Shareholders	1
Ten Years of Investment Performance	2
Fund Information	3
Portfolio of Investments	4
Officers and Trustees	7

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the

Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts

02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street

40th Floor

San Francisco, California

94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views,

opinions and portfolio holdings

as of March 31, 2004, the end of

the reporting period. The information

provided is not a complete analysis of every

aspect of any industry, security or the Fund.

The Fund’s portfolio composition may change

depending on market and economic conditions.

Although historical performance is

no guarantee of future results, these

insights may help you understand

our investment management

philosophy.

03/04 IF RPT        Printed on recycled paper

To Our Shareholders

The Dodge & Cox Income Fund generated a total return of 1.9% for the quarter ended March 31, 2004, compared to a 2.7% total return for the Lehman Brothers Aggregate Bond Index (LBAG), a broad-based index composed of investment-grade securities. For the year ended March 31, 2004, the Fund returned 6.4%, compared to 5.4% for the LBAG. The Fund’s net assets as of March 31, 2004 were $6.4 billion, and the Fund had a cash weighting of 4%.

Market Commentary

U.S. Treasury returns for the quarter were the highest since the fourth quarter of 2002 as the 10-year Treasury yield, which moves inversely to its price, fell to its lowest level since July 2003. Weak labor reports tempered an otherwise robust economic recovery. Investors focused on this element of the economy and drove bond prices higher as job creation levels continued to disappoint. On the positive side, fourth quarter 2003 Gross Domestic Product (published during the first quarter) grew at an annualized rate of 4.1%, supported by inventory rebuilding, capital spending increases, and higher exports bolstered by a weaker U.S. dollar. In addition, low interest rates continue to support the housing market, and inflation remained near historic lows.

Corporate bonds ended a 15-month string of outperformance versus comparable-duration1 Treasuries in February, though they still slightly outperformed comparable Treasuries for the quarter. Meanwhile, mortgages outpaced short and intermediate Treasuries for the quarter, but struggled in March, snapping a 5-month string of out-performance.

Fund Performance Review

As interest rates declined during the quarter, our decision to maintain a shorter effective duration (meaning less price exposure to changing interest rates) than that of the LBAG hurt relative performance. In addition, the Fund’s corporate holdings were concentrated in lower-rated issues (BBB and lower), including UnumProvident, Xerox and National Energy & Gas Transmission, Inc. (formerly PG&E-National Energy Group), which fared relatively poorly; this overwhelmed positive relative performance from such issuers as Cigna, Raytheon, May Dept. Stores and Bank One. Despite the underperformance of lower-rated issues during the first quarter, such issues in general have enhanced the Fund’s total and relative returns over the previous five quarters.

There were several positive contributors to the relative performance of the Fund during the quarter. First, the Fund’s overweight position in corporate securities (31.4% at the beginning of the quarter vs. 26.3% for the LBAG) contributed to relative returns as corporate securities, on average, outpaced U.S. Treasuries. Additionally, the Fund’s overweight position in mortgage-backed securities (38.7% vs. 35.6% for the LBAG at the beginning of the quarter), and the specific mortgage holdings, enhanced relative returns as mortgages outpaced short-duration Treasuries.

Investment Strategy

As discussed above, the Fund’s duration position hurt relative performance in the first quarter. Nevertheless, we have confidence that this positioning is appropriate and believe that in a rising interest rate environment it should ultimately prove to be an important contributor to the Fund’s relative performance.

Today’s historically low yields and steeply sloped yield curve create a challenging environment for fixed-income investing. Longer-term bonds offer somewhat higher yields, but face significant price declines if interest rates were to rise. Shorter-term bonds have less price risk, but offer yields so low that in many cases they do not exceed the current rate of inflation. Importantly, the low overall level of yields provides minimal income cushion to a bond portfolio against the price declines associated with a general rise in interest rates.

We believe there is a significant risk that interest rates move higher over the near-to-intermediate term given an accommodative monetary policy, significant fiscal stimulus, further evidence of a strengthening U.S. economy and indications of potentially higher future inflation. To mitigate this risk, and the associated price declines facing long-term bonds, we have focused on capital preservation and have concentrated the Fund’s investments in short and intermediate securities (approximately two-thirds of the Fund’s holdings have a maturity less than five years). This positioning leaves the Fund with a shorter overall duration, and a somewhat lower yield, than its LBAG benchmark. From a total return perspective, the practical implications of this are that the Fund will likely return less than the LBAG in the event of a further decline in interest rates, but should be less market value sensitive to changes in the general level of interest rates.

At the beginning of the quarter, the Fund held a 1% position in Treasury Inflation-Indexed Securities (TIPS), down from an 8% Fund weighting in 2002. Our analysis indicated that at such low real yields (1.2% for TIPS maturing in 2012), the negative price risk associated with even a small rise in real rates overwhelmed the likely benefit of the built-in inflation protection.

1 / Dodge & Cox Income Fund

In regards to sector and security selection strategy, we continue to emphasize corporate and mortgage-backed securities to build a higher yield and greater long-term return potential for the Fund. Within the corporate sector, which represented 34.5% of the Fund at quarter’s end, we added to existing holdings such as Amerada Hess, Comcast, Dow, UnumProvident, and Wyeth. In the mortgage sector, which comprised 39.8% of the Fund at quarter’s end, we continued to find value in seasoned, Fannie Mae and Freddie Mac-backed 15-year mortgage pass-throughs and re-performing mortgages. We believe these mortgage holdings add to the defensive properties of the Fund, as they generally exhibit relatively stable prepayment characteristics in changing interest rate environments.

In Closing

Individual security selection based on fundamental research continues to be the foundation on which we build the Fund’s long-term investment strategy. Importantly, the same care with which we select corporate and mortgage-backed securities for the Fund is applied to every security we evaluate.

Thank you for your continued confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman

A. Horton Shapiro, Executive Vice President

May 3, 2004

Ten Years of Investment Performance

through March 31, 2004 (in thousands)

Average annual total return for periods ended March 31, 2004

	1 Year	5 Years	10 Years

Dodge & Cox Income Fund	6.44%	7.76%	7.87%
Lehman Brothers Aggregate Bond Index (LBAG)	5.40	7.29	7.54

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index (LBAG) is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

[1]	Duration is a measure of price sensitivity to changes in interest rates.

Dodge & Cox Income Fund / 2

Fund Information	March 31, 2004

General Information

Net Asset Value Per Share	$13.02
Total Net Assets (millions)	$6,368
30-Day SEC Yield[1]	3.49%
2003 Expense Ratio	0.45%
2003 Portfolio Turnover	41%
Fund Inception Date	1989

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose ten members’ average tenure is 16 years, and by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 23 years.

Asset Allocation

Portfolio Characteristics	Fund	LBAG

Number of Fixed-Income Securities	263	6,919

Average Quality[2]	AA	AA+

Average Maturity (years)	5.7	7.3

Effective Duration (years)	3.5	4.3

Credit Quality Ratings[2]	Fund	LBAG

U.S. Government & Government Agencies	60.8%	69.4%

Aaa/AAA	0.5	7.0

Aa/AA	0.1	2.4

A/A	4.6	10.1

Baa/BBB	22.9	11.1

Ba/BB	3.9	0.0

B/B and below	2.9	0.0

Cash Equivalents	4.3	0.0

Sector Breakdown	Fund	LBAG

U.S. Treasury and Government Agency	21.0%	34.5%

Mortgage Backed Securities	39.8	34.9

Asset-Backed	0.4	4.3

Corporate	34.5	22.2

Non-Corporate Yankee	0.0	4.1

Cash Equivalents	4.3	0.0

Maturity Breakdown	Fund	LBAG

0-1 Years to Maturity	15.1%	0.0%

1-5	51.4	45.9

5-10	22.0	39.2

10-15	1.8	4.3

15-20	0.8	3.6

20-25	2.0	3.1

25 and Over	6.9	3.9

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	For presentation purposes only: when a security is split-rated, the lower of either the Moody’s or Standard & Poor’s rating is reported.

3 / Dodge & Cox Income Fund

Portfolio of Investments	March 31, 2004

% of Fund
FIXED-INCOME SECURITIES:	95.7%
U.S. TREASURY AND GOVERNMENT AGENCY:	21.0%
MORTGAGE-BACKED SECURITIES:	39.8%
FEDERAL AGENCY CMO AND REMIC (a):	11.7%
FEDERAL AGENCY MORTGAGE PASS-THROUGH:	28.1%

ASSET-BACKED SECURITIES:	0.4%
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1 Rate Reduction Ctf. 1997-1 A-7 6.42%, 9/25/2008	0.2
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust SCE-1 Rate Reduction Ctf. 1997-1 A-6 6.38%, 9/25/2008	0.2
CORPORATE:	34.5%
INDUSTRIAL:	24.9%
AT&T Corp., various securities	2.8
HCA-The Healthcare Company, various securities	2.2
Ford Motor Credit Co., various securities	2.1
Xerox Corp., various securities	2.0
GMAC, various securities	1.9
AOL Time Warner, Inc., various securities	1.8
Dow Chemical Co., various securities	1.6
Wyeth, various securities	1.6
May Department Stores Co., various securities	1.5
Comcast Corp. 5.30%, 1/15/2014	1.4
Amerada Hess Corp., various securities	1.1
Time Warner Entertainment, various securities	0.8
Raytheon Co., various securities	0.8
Dillard’s, Inc., various securities	0.7
Hewlett-Packard Co. 5.50%, 7/1/2007	0.6
Raychem Corp. 8.20%, 10/15/2008	0.6
American Home Products Corp. 6.70%, 3/15/2011	0.5
Schering-Plough Corp. 5.30%, 12/1/2013	0.3
Lockheed Martin Corp. 7.65%, 5/1/2016	0.3
International Paper Co. 5.25%, 4/1/2016	0.2
General Electric Co. 5.00%, 2/1/2013	0.1
FINANCE:	8.1%
EOP Operating Limited Partnership (b), various securities	1.5
CIGNA Corp., various securities	1.2
Boston Properties, Inc., various securities	1.1
Safeco Corp., various securities	0.9
UNUMProvident Corp., various securities	0.9
CIT Group, Inc., various securities	0.6
Bank One Capital III (c) 8.75%, 9/1/2030	0.4
Health Net, Inc. 8.375%, 4/15/2011	0.4
St. Paul Companies, Inc. 7.875%, 4/15/2005	0.2
Bank One Corp. 7.625%, 8/1/2005	0.2
Citicorp Capital Trust II (c) 8.015%, 2/15/2027	0.2
Provident Companies, Inc. 7.25%, 3/15/2028	0.2

BankAmerica Capital II (c) 8.00%, 12/15/2026	0.1
Citicorp Capital Trust I (c) 7.933%, 2/15/2027	0.1
First Nationwide Bank 10.00%, 10/1/2006	0.1
TRANSPORTATION:	1.3%
Consolidated Rail Corp. 9.75%, 6/15/2020	0.5
Union Pacific Corp., various securities	0.4
Burlington Northern Santa Fe Railway 7.57%, 1/2/2021	0.2
FedEx Corp. 6.72%, 1/15/2022	0.2
UTILITIES:	0.2%
National Energy & Gas Transmission, Inc. (d) 10.375%, 5/16/2011	0.2
CASH EQUIVALENTS:	3.1%
OTHER ASSETS LESS LIABILITIES:	1.2%
TOTAL NET ASSETS:	100.0%

(a)	CMO: Collateralized Mortgage Obligation REMIC: Real Estate Mortgage Investment Conduit
(b)	EOP Operating LP is the operating partnership of Equity Office Properties Trust
(c)	Cumulative Preferred Securities
(d)	Non-income producing—security in default. Company has filed for bankruptcy protection.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

Dodge & Cox Income Fund / 4

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5 / Dodge & Cox Income Fund

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Dodge & Cox Income Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Vice President, Secretary & General Counsel, Dodge & Cox